UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 8, 2008
Agree Realty Corporation
(Exact Name of Registrant as Specified in its Charter)
Maryland
(State or other jurisdiction of incorporation)

001-12928 (Commission file number)	38-3148187 (IRS Employer Identification No.)

31850 Northwestern Highway Farmington Hills, Michigan (Address of Principal Executive Office)	48334 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (248) 737-4190
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement.
Item 3.03. Material Modification to Rights of Security Holders.
Item 5.03. Amendments To Articles Of Incorporation Or Bylaws; Change In Fiscal Year.
Item 9.01. Financial Statements And Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-3.2
EX-4.1

Item 1.01. Entry into a Definitive Material Agreement.
     On December 8, 2008, Agree Realty Corporation (the “Company”) and Computershare Trust Company, N.A., a national banking association formerly known as EquiServe Trust Company, N.A., a national banking association, as successor rights agent to BankBoston, N.A., a national banking association (the “Rights Agent”), entered into a Second Amendment to Rights Agreement (the “Second Amendment to Rights Agreement”), which amended the Company’s stockholder rights plan (the “Plan”), as set forth in the Rights Agreement, dated as of December 7, 1998, by and between the Company and BankBoston, N.A., a national banking association, as amended by that certain First Amendment to Rights Agreement, dated as of October 18, 2001 (as so amended, the “Rights Agreement”), to extend the expiration date of the rights (the “Rights”) to purchase shares of the Company’s Series A Junior Participating Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), pursuant to the Plan from December 22, 2008 to December 22, 2018.
     A copy of the Second Amendment to Rights Agreement has been filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of Second Amendment to Rights Agreement and the modification to the terms of the Plan and the Rights effected thereby is qualified in its entirety by reference to the Second Amendment to Rights Agreement.
Item 3.03. Material Modification to Rights of Security Holders.
     Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.
Item 5.03. Amendments To Articles Of Incorporation Or Bylaws; Change In Fiscal Year.
     On December 8, 2008, the Company filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) Articles Supplementary classifying and designating 150,000 shares of the Company’s authorized but unissued capital stock, par value $0.0001 per share, without designation as to class or series (the “Capital Stock”), as shares of Series A Preferred Stock and establishing the terms of the Series A Preferred Stock. The material terms of the Series A Preferred Stock were previously reported by the Company in Item 5 of the Company’s Current Report on Form 8-K dated December 7, 1998, which is incorporated by reference herein. The description of the Series A Preferred Stock is qualified in its entirety by reference to the Articles Supplementary, which have been filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.
     Also on December 8, 2008, the Company filed with the SDAT Articles Supplementary classifying 8,350,000 shares of the Corporation’s Capital Stock as shares of common stock, par value $0.0001 per share (the “Common Stock”), and 4,000,000 shares of the Company’s Capital Stock as shares of excess stock, par value $0.0001 per share (the “Excess Stock”). The Articles Supplementary effecting the foregoing classification of additional shares of Common Stock and Excess Stock have been filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference. After the classification of the additional shares of Common Stock and Excess Stock, and the classification and designation of the Series A Preferred Stock discussed above, the 20,000,000 shares of Capital Stock that the Company is authorized to issue are classified and designated as 13,350,000 shares of Common Stock, 6,500,000 shares of Excess Stock and 150,000 shares of Series A Preferred Stock.

Item 9.01. Financial Statements And Exhibits.
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit	Description

3.1	Articles Supplementary, establishing the terms of the Series A Preferred Stock.

3.2	Articles Supplementary, classifying additional shares of Common Stock and Excess Stock.

4.1	Second Amendment to Rights Agreement, dated as of December 8, 2008, by and between Agree Realty Corporation, a Maryland corporation, and Computershare Trust Company, N.A., f/k/a EquiServe Trust Company, N.A., a national banking association, as successor rights agent to BankBoston, N.A., a national banking association.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION
By:	/s/ Kenneth R. Howe
	Name:	Kenneth R. Howe
	Title:	Vice President, Finance, Chief Financial Officer

Date: December 8, 2008

EXHIBIT INDEX

Exhibit	Description

3.1	Articles Supplementary, establishing the terms of the Series A Preferred Stock.

3.2	Articles Supplementary, classifying additional shares of Common Stock and Excess Stock.

4.1	Second Amendment to Rights Agreement, dated as of December 8, 2008, by and between Agree Realty Corporation, a Maryland corporation, and Computershare Trust Company, N.A., f/k/a EquiServe Trust Company, N.A., a national banking association, as successor rights agent to BankBoston, N.A., a national banking association.